These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning Penford Corporation. Exhibit 99.1

JANUARY 2005 Nature. Science. Solutions.(tm)

Forward Looking Statements Any forward-looking statements regarding future events or the financial performance of the company are just predictions and actual events or results may differ materially. These forward-looking statements are subject to numerous risks and uncertainties. These include the performance of the economy as a whole and its impact on Penford's customers, customer acceptance of new products or technologies at less than anticipated rates, issues impacting customer demand or orders, increased competition, raw material costs, interest rate and energy cost volatility, and foreign exchange rate fluctuations. Please refer to the documents that we file from time to time with the Securities & Exchange Commission for a discussion of these and other risks and uncertainties. We do not undertake to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

A global leader in natural ingredient systems based on renewable raw materials for a wide variety of food and industrial applications. Penford Corporation

Penford Corporation Strategic focus on differentiating technologies and product applications that give customers advantages in their marketplace.

Auckland, NZ Corn Starch Mfg. Richland, WA Potato Starch Mfg. Tamworth, AUS Wheat Starch Mfg. Englewood, CO Corporate HQ Idaho Falls, ID Potato Starch Mfg. Plover, WI Potato Starch Mfg. Cedar Rapids, IA Corn Starch Mfg. Lane Cove, AUS Corn Starch Mfg. Facilities Overview

Senior Management Senior Management

Vision to Build Shareholder Value

Natural Raw Materials

Science - Differentiating Technologies and Applications Technologies and Applications Technologies and Applications Technologies and Applications Technologies and Applications

Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers

Nature. Science. Solutions. TM Segment Review

Penford Sales by Segment 2004 Sales Industrial Food Australia East 143612 47518 88256 Note: Australia excludes $872K of intercompany sales.

Penford Products Overview Headquarters/Facilities: Cedar Rapids, Iowa A leading supplier of specialty chemical starches to the paper and textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries.

Penford Products Market Segments Printing & writing papers Corrugated Recycled news print Recycled paperboard Adhesives Textiles Animal nutrition De-icing additives Bio-packaging A leader in the U.S. production of value-added specialty ingredients serving the printing and writing segment of the paper industry.

Penford Food Ingredients Overview Headquarters: Englewood, Colorado Facilities: Plover, Wisconsin Richland, Washington, Idaho Falls, Idaho A rapidly emerging competitor in the food ingredients segment offering specialized properties that differentiate our products in the coatings, binders and texturizer categories.

Penford Food Ingredients Specialty starches used to provide crispness, improved taste and texture, increased product life, reduced fat levels and improved color and consistency in foods. Market Segments Coating Systems Meats & Poultry Soup, Sauce & Gravy Bakery Confections Pharmaceuticals Customer Segments Restaurant chains Branded manufacturers Processors Food Service

Headquarters: Lane Cove, New South Wales Facilities: Lane Cove, New South Wales; Tamworth, New South Wales; and Auckland, New Zealand The leading Australian producer of a broad line of modified starches for food and industrial applications. A significant and growing platform in Asia. Penford Australia Overview

Penford Australia Market Segments Bakery Dairy Confections Beverage Soup, sauce & gravy Coatings Corrugated Recycled newsprint Customer Segments Branded manufacturers Processors Food Service Paper manufacturing Mining The sole producer of corn starch products in Australia and New Zealand. Manufactures products to enhance the quality of packaged food products. Starches also used in industrial applications.

Nature. Science. Solutions. TM Technology Review

Penford Technology Exclusively focused on value-added, natural-based products derived from Corn (high amylose, waxy, dent) Potato Cassava (tapioca) Wheat Core competencies Physical separation and isolation of natural components Chemical and physical modification of carbohydrates Use of modified starches in value-added applications Customer/Applications focus

Why use starch? Rheology Viscosity Bulk / body Extensibility Texture Film formation Adhesion Moisture management / retention

Why modify starch? Impart Strength and Stability Processing (temperature, shear, pH) Storage (acid, freeze-thaw) Impart Selected Functional Characteristics Control rheology Modify film forming properties Modify adhesion properties Control moisture in finished products Sensory properties Freeze-thaw stability

Types of Starch Modification Chemical modification Crosslinking (strengthening) Viscosity & texture Shear, acid & heat stability Acylation (stabilization) Moisture management, encapsulation Etherification (stabilization) Freeze-thaw stability Acid modification and Oxidation (thinning) Viscosity, film formation, solubility & adhesion Physical modification Pregelled (pre-cooked) Heat-moisture treatment (strengthening)

Penford Products Co. (Areas of Commercial Focus) Liquid Natural Additives Paper formation (strength & speed) Adhesives (repulpability) Museum board Playing cards Hydroxy ethyl starch Coating starches for new high speed Asian coaters Starch Co-Polymers Textile sizing Latex replacement

Penford Food Ingredients (Areas of Commercial Focus) Specialty starches for food applications Protein applications Coarse ground meats Seafood Poultry Texturizing starches Tomato based products Sauces & gravies Dairy applications Pet food Non-GMO dextrose

Penford Australia (Areas of Commercial Focus) Dextrins Floatation mining Pregelled starches Asian snack foods High Amylose Starch Biodegradable polymers Human and animal nutrition Physically modified starches Food Innovation Grant

Resistant Starch Update Definition - Resistant starch is the total amount of starch, and the products of starch degradation that resists digestion in the small intestine Penford's Role Led commercial development of the RS technology Approximately 140 patents filed globally In 2002 the technology was exclusively licensed to National Starch for use in human nutrition Toll manufacture for National Starch and MGP Ingredients Ongoing RS focus - animal nutrition Pets and immature livestock

Resistant Starch Update Long term commercial opportunity Improved general health (human & animal) Bowel health Reduces constipation and removes cytotoxic material Potential reduction in the risk of bowel cancer Treatment of ulcerative colitis Reduced glucose and insulin response Type II Diabetes Prebiotic and probiotic benefits Promotes fermentation to increase "good" bacteria in the gut and increase production of SFCA

Resistant Starch Update Recent market driver - Obesity Low-carb diets Reduced energy value of foods Classified as a dietary fiber Label benefit - lower calories/gram Future prospects Continued slow, steady growth focused on general health benefits in human and animal nutrition

Nature. Science. Solutions. TM Financial Review

Financial Overview by Segment Key P&L Figures (in MMs)

Cash Flow Highlights (in MMs)

Penford Corporation Consolidated Debt (in MMs) Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q1 107 118 118 113 107 102 104 96 95 90 82 80 85 82 79 80.3 84.6 Q 4 Debt Reduction of 29% since Q3 2001. Increase in AUD$ has hindered debt reduction over the past 3 years. $0.53 Fx rate at Aug 31, 2001 $0.55 Fx rate at Aug 31, 2002 $0.64 Fx rate at Aug 31, 2003 $0.72 Fx rate at Aug 31, 2004 $0.78 Fx rate at Nov 30, 2004

Penford Corporation - Consolidated Review (in MMs) Q1 Q2 Q3 Q4 2001 4.19 1.613 1.693 3.241 2002 3.914 1.885 3.946 3.325 2003 4.106 3.515 3.12 3.089 2004 2.365 2.484 3.888 -1.161 2005 -3.991 Q1 Q2 Q3 Q4 2001 0.03 -0.11 -0.08 0.06 2002 0.16 0.02 0.18 0.13 2003 0.42 0.2 0.21 0.21 2004 0.1 0.12 0.26 -0.06 2005 -0.43 Included in the above (all items below are pretax): Q1 2001: $1.4 loss on early extinguishment of debt (EPS only). Q3 2001: restructuring charge of $0.3 MM and investment write-off of $0.5 MM (EPS only). Q4 2001: restructuring charge of $0.2 MM. Q2 2002: restructuring charge of $1.4 MM. Q4 2002: investment write-off of $0.5 MM (EPS only). Q1 2003: gain on sale of hi-maize business of $1.9 MM (EPS only). Q1 2004: restructuring charge of $0.3 MM and $0.7MM loss on early extinguishment of debt (EPS only). Q2 2004: restructuring charge of $0.5 MM. Q3 2004: restructuring charge of $0.4 MM. Q4 2004: restructuring charge of $0.2 MM Q4 2004 and Q1 2005: reflect approx. $8.4MM of strike-related costs at Penford's facility in Cedar Rapids, Iowa

Business Drivers Energy Continuing high natural energy costs Pace of price increase slowing Commodity Raw Materials Australian wheat costs close to average Australian corn costs remain above historical levels Chemicals Currency AUD exchange rate fluctuating Import/export pressure remains Freight Labor

Union Contract: Key Terms 5 year agreement vs. typical 2 or 3 year cycle 2% annual wage increase, 2 tier scale Pension plan closed to new hires Reduced vacation for new hires Retiree medical closed to new hires, 1/3 of active workers withdrawn Employee medical premiums double over life of contract, drug co-pay also increases Improved work rule flexibility

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